UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 16, 2025

BASSETT FURNITURE INDUSTRIES, INCORPORATED
(Exact name of registrant as specified in its charter)

Virginia	000-00209	54-0135270
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

3525 Fairystone Park Highway Bassett, Virginia	24055
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (276) 629-6000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock ($5.00 par value)	BSET	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(d) Director Election

On July 16, 2025, the Board of Directors (the “Board”) of Bassett Furniture Industries, Incorporated (the “Company”) elected James E. Goergen as a director. Mr. Goergen was elected to serve from July 22, 2025 until the 2026 Annual Meeting of Stockholders and thereafter if re-elected until his successor is duly elected and qualified. Mr. Goergen was elected upon the recommendation of the Organization, Compensation and Nominating Committee of the Board.   The Board has determined that Mr. Goergen is an independent outside director, and it has not been determined on which committee of the Board he will serve.

Mr. Goergen will be paid a pro-rated Board retainer in accordance with the Company’s non-employee director compensation policy, described under the caption “Director Compensation” in the Company’s definitive Proxy Statement for its 2025 Annual Meeting of Stockholders, which was filed with the Securities and Exchange Commission on February 14, 2025 and is incorporated herein by reference.

No arrangement or understanding exists between Mr. Goergen and any other person pursuant to which Mr. Goergen was selected as a director, and there are no transactions which would require disclosure under Item 404(a) of Regulation S-K.

Item 8.01. Other Events

On July 22, 2025, the Company issued a news release relating to the election of Mr. Goergen. A copy of the news release is attached to the report as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.01	News release issued by Bassett Furniture Industries, Inc. on July 22, 2025

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BASSETT FURNITURE INDUSTRIES, INCORPORATED

Date: July 22, 2025	By:	/s/J. Michael Daniel
J. Michael Daniel
Title: Senior Vice President – Chief Financial Officer